UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2007

Cyberkinetics Neurotechnology Systems, Inc.
(Exact name of registrant specified in charter)
Delaware	000-50505	13-4287300
(State of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification No.)

100 Foxborough Blvd., Suite 240
Foxborough, MA 02035
(Address of principal executive offices) (Zip Code)

508-549-9981
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 8.01  Other Events

On June 13, 2007, Cyberkinetics Neurotechnology Systems, Inc. (the “Company”) held its Annual Meeting of Stockholders at the Holiday Inn, 31 Hampshire Street, Mansfield, Massachusetts. The meeting was held pursuant to the Company's notice of meeting and proxy statement that was filed with the Securities and Exchange Commission on May 1, 2007, and sent to stockholders on or about May 10, 2007.

At the meeting, the stockholders entitled to vote approved the following resolutions:

(1)	To elect the following persons to the Board of Directors of the Company to serve until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified:

Timothy R. Surgenor	John P. Donoghue, Ph.D.
Mark A. Carney	Mark P. Carthy
Theo Melas-Kyriazi	Nicholas G. Hatsopoulos, Ph.D.
Daniel E. Geffken	George N. Hatsopoulos, Ph.D.

(2)	To amend the 2002 Equity Incentive Plan to increase the number of shares available for grant thereunder from 4,400,000 to 5,400,000.

(3)	To ratify the appointment of Vitale Caturano & Company, Ltd. as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2007.

Final vote tallies will be included in the Company’s next Quarterly Report on Form 10-QSB.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyberkinetics Neurotechnology Systems, Inc.

By:	/s/ Kurt H. Kruger
Name: Kurt H. Kruger
Title: Chief Financial Officer

Dated: June 19, 2007